UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2025

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2025, Gustavo Garavaglia, Vice President and Chief Financial Officer of DPL LLC (“DPL”) and its principal subsidiary, The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), assumed the responsibilities of principal accounting officer of AES Ohio and DPL in connection with Karin Mehringer (Nyhuis), Controller and principal accounting officer of AES Ohio and DPL, taking a temporary leave of absence for personal reasons.

Mr. Garavaglia, 39, has served as Vice President and Chief Financial Officer, and as a director, of AES Ohio and DPL since rejoining those businesses in April 2024. Mr. Garavaglia also serves as Vice President and Chief Financial Officer, and as a director, of the other US Utilities businesses of The AES Corporation (“AES”), including IPALCO Enterprises, Inc. and its principal subsidiary, AES Indiana. Prior to rejoining AES, Mr. Garavaglia served as Chief Financial Officer of Vale Base Metals, a mining company, from April 2022 to April 2024. Prior to joining Vale, Mr. Garavaglia spent twelve years at AES, including serving as Chief Financial Officer of the AES US Utilities businesses from November 2018 to March 2022 and as a director or officer of other AES affiliates. Prior to that, Mr. Garavaglia held several other positions while at AES, including as the Director of Financial Planning & Analysis and Development & Transactions for AES Mexico, Central America and the Caribbean (“AES MCAC”), Senior Manager of Development & Transactions for AES MCAC, Investment Analysis and Risk Manager for AES Brazil, M&A Associate for AES, and Strategic Planning Specialist for AES Brazil. Mr. Garavaglia received a Bachelor’s degree in Electrical Engineering from University of Campinas (Unicamp) and a Master’s degree in Business from FGV Brazil, and is a CFA Charterholder. He is currently on the board of directors of the Indianapolis Symphony and Gleaners Food Bank.

Mr. Garavaglia has not entered into or proposed to enter into any transactions reportable under Item 404(a) of Regulation S-K nor received any additional compensation in connection with his assumption of the responsibilities of the principal accounting officer of AES Ohio and DPL.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dayton Power and Light Company
d/b/a AES Ohio

Date: October 16, 2025	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary